                                                                           EX-10

                               TCW GALILEO FUNDS


            ADDENDUM TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


                       TCW GALILEO EUROPEAN EQUITIES FUND
                    TCW GALILEO INTERNATIONAL EQUITIES FUND
                       TCW GALILEO JAPANESE EQUITIES FUND


     The Investment Advisory and Management Agreement ("Agreement") dated as of February 20, 1993, by and between TCW Galileo Funds, Inc. (the "Company") and TCW Funds Management, Inc. (the "Adviser") provides that, in the event the Company establishes one or more funds with respect to which it desires to retain the Adviser to act as Investment Adviser, it shall notify the Adviser in writing and the Adviser may accept such appointment in writing. The Company has created three new funds called TCW Galileo European Equities Fund, TCW Galileo International Equities Fund and TCW Galileo Japanese Equities Fund (each a "Fund") for which the Company desires the Adviser to act as, and for which the Adviser desires to serve as, investment adviser.

     All terms of the Agreement shall apply to each Fund, except that:

     (a) The Company shall pay the Adviser compensation for services performed with respect to each Fund in accordance with Section 4 of the Agreement a fee computed at an annual rate specified in the following chart:

Fund                                ANNUAL FEE RATE
----                                (expressed as a percentage of net assets)
                                    -----------------------------------------

TCW Galileo European Equities Fund                 0.75%
TCW International Equities Fund                    0.00%
TCW Galileo Japanese Equities Fund                 0.75%

     (b) The Adviser shall, until October 31, 1998, reduce its fee, or pay the operating expenses of each Fund, to the extent necessary to limit the ordinary annual operating expenses (including without limitation amortization of organizational expenses) of the Fund (other than brokerage fees and commissions, interest, taxes and certain extra extraordinary expenses) to the maximum percentage expressed below of such Fund's average net asset value for the fiscal year ended October 31, 1998:

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                                                                           EX-10

Fund                                ANNUAL FEE RATE
----                                (expressed as a percentage of net assets)
                                    -----------------------------------------

TCW Galileo European Equities Fund                 1.20%
TCW Galileo International Equities Fund            1.16%
TCW Galileo Japanese Equities Fund                 1.20%


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum to Investment Advisory and Management Agreement as of __________ ___, 1997 in Los Angeles, California.


                                    TCW GALILEO FUNDS, INC.


                                    By: _____________________________
                                    Title: ____________________________


Attest


__________________________________
Secretary


                                    TCW FUNDS MANAGEMENT, INC.


                                    By: _____________________________
                                    Title: ____________________________

Attest


__________________________________
Secretary

                                                                           EX-10

                               TCW GALILEO FUNDS


            ADDENDUM TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


                      TCW GALILEO VALUE OPPORTUNITIES FUND


     The Investment Advisory and Management Agreement ("Agreement") dated as of February 20, 1993, by and between TCW Galileo Funds, Inc. (the "Company") and TCW Funds Management, Inc. (the "Adviser") provides that, in the event the Company establishes one or more funds with respect to which it desires to retain the Adviser to act as Investment Adviser, it shall notify the Adviser in writing and the Adviser may accept such appointment in writing. The Company has created a new fund called TCW Galileo Value Opportunities Fund (the "Fund") for which the Company desires the Adviser to act as, and for which the Adviser desires to serve as, investment adviser.

     All terms of the Agreement shall apply to the Fund, except that:

     (a) The Company shall pay the Adviser compensation for services performed with respect to the Fund in accordance with Section 4 of the Agreement a fee computed at an annual rate specified in the following chart:

Fund                                   ANNUAL FEE RATE
----                                   (expressed as a percentage of net assets)
                                       -----------------------------------------

TCW Galileo Value Opportunities Fund                    0.80%

     (b) The Adviser shall, until October 31, 1998, reduce its fee, or pay the operating expenses of the Fund, to the extent necessary to limit the ordinary annual operating expenses (including without limitation amortization of organizational expenses) of the Fund (other than brokerage fees and commissions, interest, taxes and certain extra extraordinary expenses) to the maximum percentage expressed below of such Fund's average net asset value for the fiscal year ended October 31, 1998:

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                                                                           EX-10

Fund                                  ANNUAL FEE RATE
----                                  (expressed as a percentage of net assets)
                                      -----------------------------------------

TCW Galileo Value Opportunities Fund                    1.36%

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum to Investment Advisory and Management Agreement as of __________ ___, 1997 in Los Angeles, California.



                                    TCW GALILEO FUNDS, INC.


                                    By: _____________________________
                                    Title: ____________________________


Attest


__________________________________
Secretary


                                    TCW FUNDS MANAGEMENT, INC.


                                    By: _____________________________
                                    Title: ____________________________

Attest


__________________________________
Secretary